Other non-current liabilities (Details) - USD ($) $ in Millions		Dec. 31, 2017	Dec. 31, 2016
Other Liabilities Disclosure [Abstract]
Accrued pension liabilities		$ 6	$ 3
Deferred mobilization revenues		18	55
Intangible liabilities - unfavorable contracts	[1]	0	23
Other non-current liabilities		43	38
Total other non-current liabilities (2)		$ 67	$ 119

[1]	Intangible liabilities represent the estimated fair values of acquired unfavorable drilling contracts. Refer to Note 20 - "Goodwill and other intangible assets and liabilities" for more information.